Exhibit 99.1

Bottomline Technologies Reports Third Quarter Results

Strong Financial Performance Highlights Quarter

PORTSMOUTH, N.H. – April 24, 2008 – Bottomline Technologies (NASDAQ: EPAY), a leading provider of collaborative payment, invoice and document automation solutions, today reported financial results for the third fiscal quarter ended March 31, 2008.

Revenues for the third quarter were $32.0 million, an increase of $0.9 million from the third quarter of last year.  The growth in revenues included an increase in subscription and transaction revenues to $7.2 million in the third quarter from $6.8 million in the third quarter of last year.

Net loss for the third quarter was $0.3 million, or net loss per share of $0.01.  During the third quarter, operating expenses of $18.6 million included amortization of intangible assets of $2.6 million, acquisition-related expenses of $0.1 million and stock-based compensation expense of $2.4 million.

Excluding these acquisition-related and stock compensation items, non-GAAP net income for the third quarter was $4.8 million, representing a $2.0 million, or 71%, increase in non-GAAP net income from the third quarter of last year.  Non-GAAP net income per share for the third quarter was $0.20 as compared with $0.12 in the same period last year.

Cash and short-term investments on hand as of March 31, 2008 were $76.9 million, an increase of $5.7 million from the December 31, 2007 balance.  The cash and short-term investments at March 31, 2008 include cash that subsequently was used for the acquisition of Optio Software in April.  During the third quarter, the company spent $1.9 million on the repurchase of shares of its common stock.

“Bottomline had a good third quarter as evidenced by our strong financial performance,” said Rob Eberle, President and CEO of Bottomline Technologies.  “EBITDA increased by 75% year over year as we achieved record EBITDA and non-GAAP net income.  We continue to drive our operating plan forward and in doing so are demonstrating the earnings leverage of our business model.  In addition, we identified and executed on several strategic opportunities during the quarter, which will drive future growth, profitability, and shareholder value.  The quarter’s performance, along with the success of these growth initiatives, gives us confidence in the future of the business and the value being created for shareholders.”

Revenues for the nine months ended March 31, 2008 increased 11% to $95.2 million as compared with $86.0 million in the same period last year.  Net loss for the nine months ended March 31, 2008 was $1.8 million, or net loss per share of $0.08.  Excluding amortization of intangible assets of $8.0 million, acquisition-related expenses of $0.1 million and stock compensation expense of $6.4 million, non-GAAP net income for the nine months ended March 31, 2008 was $12.6 million, an increase of 81% from the nine months ended March 31, 2007.  Non-GAAP net income per share for the nine months ended March 31, 2008 was $0.52 as compared with $0.29 per share in the same period last year.

Customer Highlights

•
Signed significant multi-year contracts for Bottomline’s legal spend management solution, Legal eXchange™, with Charter Communications, John Hancock Life Insurance Company, Ophthalmic Mutual Insurance Company (OMIC) and MDAdvantage.

•	Expanded the Bank of America relationship through a new agreement to further enhance global treasury services with additional functionality for international payments and cash management.

•
ABM Industries, ADT Fire & Security, ARAMARK, County of San Mateo (CA), Craftmade International, The College Board, Day & Zimmermann, The Dish Network, E.ON UK, Johnson & Johnson Vision Care and Western Asset Management expanded their existing deployments of Bottomline solutions for corporate payments and transactional document automation.

•
Leading companies chose Bottomline to enhance the capabilities of their Oracle® JD Edwards and Microsoft Dynamics™ business applications with document process automation solutions, including American Civil Constructors, Associated Brands, A.W. Chesterton Company, Classic Residence by Hyatt, Sciele Pharma and Sterling Bancorp.

Corporate and Product Highlights

•
Announced the acquisition of Optio Software for $44.9 million. The acquisition, which further extends Bottomline’s leadership position as a provider of advanced capabilities for transactional document automation, adds a significant customer base as well as a strong vertical presence in the healthcare industry.

•
Received a top ranking in Global Finance magazine’s Best Treasury and Cash Management Banks and Providers 2008, marking the fourth consecutive year in which Bottomline has been awarded top honors in the Best Accounts Payable Services category.

•
Recognized by Celent for its role in enabling Fifth Third Bank to enhance the efficiency and security of its wire initiation processes. In a recent research report, Celent identified Fifth Third as a ‘Model Bank’ for its best-practice use of technology to automate wire transfer initiation processes.

•
Announced a global partnership with Tectura Corporation, the world’s largest Microsoft Dynamics solutions provider, enabling the company to resell Bottomline’s document process automation solutions to organizations that have standardized on the Microsoft Dynamics AX platform.

•
Hosted Bottomline’s annual Executive Forum & Customer Summit, bringing together senior-level corporate finance and banking executives, and industry analysts to discuss the convergence of global cash management opportunities and technology innovation.

Bottomline has presented supplemental non-GAAP financial measures and statements as part of this earnings release. The non-GAAP financial measures and statements exclude certain non-cash items, specifically amortization of intangible assets, stock-based compensation and acquisition-related expenses. The presentation of this non-GAAP financial information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial measures and statements internally to assess the ongoing performance of the company. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. A reconciliation of the GAAP results to the non-GAAP results for the three and nine month periods ending March 31 is as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,
	(in thousands)		(in thousands)
	2008	2007	2008	2007
GAAP net loss	$(347)	$(1,874)	$(1,822)	$(5,470)
Amortization of intangible assets	2,629	2,701	7,958	6,575
Acquisition related expenses	94	-	94	-
Stock compensation expense	2,375	1,951	6,404	5,891
Non-GAAP net income	$4,751	$2,778	$12,634	$6,996

About Bottomline Technologies
Bottomline Technologies (NASDAQ: EPAY) provides collaborative payment, invoice and document automation solutions to corporations, financial institutions and banks around the world. The company's solutions are used to streamline, automate and manage processes and transactions involving global payments, invoice approval, purchase-to-pay, collections, cash management and document process automation. Organizations trust these solutions to meet their needs for cost reduction, competitive differentiation and optimization of working capital. Headquartered in the United States, Bottomline also maintains offices in Europe and Asia-Pacific. For more information, visit www.bottomline.com.

Bottomline Technologies, Legal eXchange and the BT logo are trademarks of Bottomline Technologies, Inc. which may be registered in certain jurisdictions. All other brand/product names are trademarks of their respective holders.

Cautionary Language
This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions. For additional discussion of factors that could impact Bottomline Technologies' financial results, refer to the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2007 and December 31, 2007, on file with the SEC. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements.

Media Contact:
Kevin Donovan
Bottomline Technologies
603-501-5240
kdonovan@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2008	2007
Revenues:
Software licenses	$3,149	$4,071
Subscriptions and transactions	7,223	6,750
Service and maintenance	18,359	16,856
Equipment and supplies	3,301	3,438

Total revenues	32,032	31,115

Cost of revenues:
Software licenses	173	177
Subscriptions and transactions	3,839	3,064
Service and maintenance (1)	8,117	7,864
Equipment and supplies	2,409	2,532

Total cost of revenues	14,538	13,637

Gross profit	17,494	17,478

Operating expenses:
Sales and marketing (1)	7,411	8,073
Product development and engineering (1)	4,016	4,248
General and administrative (1)	4,516	5,110
Amortization of intangible assets	2,629	2,701

Total operating expenses	18,572	20,132

Loss from operations	(1,078)	(2,654)

Other income, net	998	682

Loss before provision for income taxes	(80)	(1,972)
Provision (benefit) for income taxes	267	(98)

Net loss	$(347)	$(1,874)

Basic and diluted net loss per share	$(0.01)	$(0.08)

Shares used in computing basic and diluted net loss per share:	23,927	23,529

Non-GAAP (excludes amortization of intangible assets, acquisition related expenses and stock compensation expense):(2)
Net income	$4,751	$2,778
Diluted net income per share (3)	$0.20	$0.12

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$271	$231
Sales and marketing	800	663
Product development and engineering	209	186
General and administrative	1,095	871
	$2,375	$1,951

(2)     Non-GAAP presentation excludes charges for amortization of intangible assets of $2,629 and $2,701, acquisition related expenses of $94 and zero, and stock compensation expense of $2,375 and $1,951, for the three months ended March 31, 2008 and 2007, respectively.

(3)     Shares used in computing non-GAAP diluted net income per share were 24,238 and 23,953 for the three months ended March 31, 2008 and 2007, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Nine Months Ended
	March 31,
	2008	2007
Revenues:
Software licenses	$9,906	$10,005
Subscriptions and transactions	21,407	19,976
Service and maintenance	54,127	45,854
Equipment and supplies	9,786	10,152

Total revenues	95,226	85,987

Cost of revenues:
Software licenses	598	560
Subscriptions and transactions	11,723	8,457
Service and maintenance (1)	23,504	21,626
Equipment and supplies	7,024	7,529

Total cost of revenues	42,849	38,172

Gross profit	52,377	47,815

Operating expenses:
Sales and marketing (1)	22,777	22,887
Product development and engineering (1)	12,468	12,100
General and administrative (1)	13,702	14,558
Amortization of intangible assets	7,958	6,575

Total operating expenses	56,905	56,120

Loss from operations	(4,528)	(8,305)

Other income, net	2,790	2,421

Loss before provision for income taxes	(1,738)	(5,884)
Provision (benefit) for income taxes	84	(414)

Net loss	$(1,822)	$(5,470)

Basic and diluted net loss per share	$(0.08)	$(0.23)

Shares used in computing basic and diluted net loss per share:	23,806	23,527

Non-GAAP (excludes amortization of intangible assets, acquisition-related expenses and stock compensation expense):(2)
Net income	$12,634	$6,996
Diluted net income per share (3)	$0.52	$0.29

(1) Stock-based compensation is allocated as follows:
Cost of revenues: service and maintenance	$740	$520
Sales and marketing	2,097	2,120
Product development and engineering	592	578
General and administrative	2,975	2,673
	$6,404	$5,891

(2)       Non-GAAP presentation excludes charges for amortization of intangible assets of $7,958 and $6,575, acquisition related expenses of $94 and zero, and stock compensation expense of $6,404 and $5,891, for the nine months ended March 31, 2008 and 2007, respectively.

(3)     Shares used in computing non-GAAP diluted net income per share were 24,334 and 23,803 for the nine months ended March 31, 2008 and 2007, respectively.

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	June 30,
	2008	2007

Assets
Current assets:
Cash, cash equivalents and short-term investments	$76,932	$65,873
Accounts receivable	19,890	24,169
Other current assets	4,540	5,402

Total current assets	101,362	95,444

Property and equipment, net	8,846	8,270
Intangible assets, net	75,322	84,296
Other assets	2,612	1,784

Total assets	$188,142	$189,794

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,495	$6,650
Accrued expenses	7,098	8,475
Deferred revenue	25,028	24,998

Total current liabilities	38,621	40,123

Deferred revenue, non current	2,208	2,498
Deferred income taxes	4,876	6,258
Other liabilities	1,029	479

Total liabilities	46,734	49,358

Stockholders' equity
Common stock	26	25
Additional paid-in-capital	275,247	263,229
Accumulated other comprehensive income	7,534	8,292
Treasury stock	(19,846)	(11,285)
Accumulated deficit	(121,553)	(119,825)

Total stockholders' equity	141,408	140,436

Total liabilities and stockholders' equity	$188,142	$189,794

Non-GAAP Financial Statements

Bottomline has presented supplemental non-GAAP statements of operations as part of this earnings release. The non-GAAP statements of operations exclude certain non-cash items, specifically amortization of intangible assets, stock-based compensation and acquisition-related expenses.  The presentation of this information should not be considered in isolation from, or as a substitute for, the financial results presented in accordance with GAAP. Bottomline believes that these supplemental non-GAAP statements of operations are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations. Bottomline’s executive management team uses these same non-GAAP financial statements internally to assess the ongoing performance of the company. Since this information is not in accordance with GAAP, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies.  All amounts are in thousands, except per share amounts.

	Non-GAAP
	Three Months Ended
	March 31,
	2008	2007
Revenues:
Software licenses	$3,149	$4,071
Subscriptions and transactions	7,223	6,750
Service and maintenance	18,359	16,856
Equipment and supplies	3,301	3,438

Total revenues	32,032	31,115

Cost of revenues:
Software licenses	173	177
Subscriptions and transactions	3,836	3,064
Service and maintenance	7,827	7,633
Equipment and supplies	2,409	2,532

Total cost of revenues	14,245	13,406

Gross profit	17,787	17,709

Operating expenses:
Sales and marketing	6,580	7,410
Product development and engineering	3,794	4,062
General and administrative	3,393	4,239

Total operating expenses	13,767	15,711

Non-GAAP income from operations	4,020	1,998

Other income, net	998	682

Non-GAAP income before provision for income taxes	5,018	2,680
Provision (benefit) for income taxes	267	(98)

Non-GAAP net income	$4,751	$2,778

Diluted non-GAAP net income per share	$0.20	$0.12

	Non-GAAP
	Nine Months Ended
	March 31,
	2008	2007
Revenues:
Software licenses	$9,906	$10,005
Subscriptions and transactions	21,407	19,976
Service and maintenance	54,127	45,854
Equipment and supplies	9,786	10,152

Total revenues	95,226	85,987

Cost of revenues:
Software licenses	598	560
Subscriptions and transactions	11,720	8,457
Service and maintenance	22,747	21,106
Equipment and supplies	7,024	7,529

Total cost of revenues	42,089	37,652

Gross profit	53,137	48,335

Operating expenses:
Sales and marketing	20,647	20,767
Product development and engineering	11,864	11,522
General and administrative	10,698	11,885

Total operating expenses	43,209	44,174

Non-GAAP income from operations	9,928	4,161

Other income, net	2,790	2,421

Non-GAAP income before provision for income taxes	12,718	6,582
Provision (benefit) for income taxes	84	(414)

Non-GAAP net income	$12,634	$6,996

Diluted non-GAAP net income per share	$0.52	$0.29